DATE:          30-JUN-97

          SCHEDULE FOR RESTATED COMPUTATIONS OF PERFORMANCE QUOTATIONS
                   DEAN WITTER HIGH YIELD SECURITIES - CLASS A




(A) AVERAGE ANNUAL TOTAL RETURNS (I.E. STANDARDIZED COMPUTATIONS)

                _                                    _
               |        ______________________  |
FORMULA:       |       |           |
               |  /\ n |         ERV        |
          T  = |    \  |    -------------  | - 1
               |     \ |         P        |
               |      \|           |
               |_                  _|

          T = AVERAGE ANNUAL COMPOUND RETURN
          n = NUMBER OF YEARS
         ERV = ENDING REDEEMABLE VALUE
          P = INITIAL INVESTMENT

                                                                    (A)
  $1,000            ERV AS OF        AGGREGATE     NUMBER OF       AVERAGE ANNUAL
INVESTED - P        31-Aug-96       TOTAL RETURN   YEARS - n       COMPOUND RETURN - T
--------------    --------------    ------------   ---------       -------------------
     31-Aug-95       $1,063.50          6.35%              1              6.35%

     31-Aug-91       $1,991.10         99.11%              5             14.77%

     31-Aug-86       $1,801.60         80.16%             10              6.06%

(B) AVERAGE ANNUAL TOTAL RETURNS WITHOUT DEDUCTION FOR APPLICABLE SALES CHARGE (NON STANDARD COMPUTATIONS)

(C) TOTAL RETURN WITHOUT DEDUCTION FOR APPLICABLE SALES CHARGE (NON STANDARD COMPUTATIONS)

                _                                    _
               |        ______________________  |
FORMULA:       |       |           |
               |  /\ n |         EV        |
          t  = |    \  |    -------------  | - 1
               |     \ |         P        |
               |      \|           |
               |_                  _|


                  EV
          TR = --------   - 1
                  P

       t = AVERAGE ANNUAL COMPOUND RETURN
           (NO DEDUCTION FOR APPLICABLE SALES CHARGE) n = NUMBER OF YEARS
      EV = ENDING VALUE (NO DEDUCTION FOR APPLICABLE SALES CHARGE)
       P = INITIAL INVESTMENT
      TR = TOTAL RETURN (NO DEDUCTION FOR APPLICABLE SALES CHARGE)

                                     (C)                            (B)
  $1,000            EV AS OF        TOTAL          NUMBER OF       AVERAGE ANNUAL
INVESTED - P        31-Aug-96       RETURN - TR    YEARS - n       COMPOUND RETURN - I
--------------    --------------    ------------   ---------       -------------------
     31-Aug-95      $1,110.70          11.07%              1             11.07%

     31-Aug-91      $2,079.50         107.95%              5             15.77%

     31-Aug-86      $1,881.60          88.16%             10              6.53%

(E)       GROWTH OF $10,000*
(F)       GROWTH OF $50,000*
(G)       GROWTH OF $100,000*

FORMULA:  G= (TR+1)*P
          G= GROWTH OF INITIAL INVESTMENT
          P= INITIAL INVESTMENT
          TR= TOTAL RETURN SINCE INCEPTION

*SINCE INCEPTION : ORIGINAL VALUE $9,575,$48,250 & $97,250 ADJUSTED FOR 4.25%, 3.50% AND 2.75% SALES CHARGES, RESPECTIVELY.

                  TOTAL             GROWTH OF                 GROWTH OF                 GROWTH OF
INVESTED - P      RETURN - TR       $10,000 INVESTMENT - E    $50,000 INVESTMENT - F    $100,000 INVESTMENT - G
--------------    --------------    ----------------------    ----------------------    -----------------------
26-Sep-79            379.99                $45,959                   $231,595                  $466,790

DATE:          30-JUN-97

          SCHEDULE FOR RESTATED COMPUTATIONS OF PERFORMANCE QUOTATIONS
                   DEAN WITTER HIGH YIELD SECURITIES - CLASS D

(A) AVERAGE ANNUAL TOTAL RETURNS (NO LOAD FUND)

(B) TOTAL RETURN (NO LOAD FUND)
                _                                    _
               |        ______________________  |
FORMULA:       |       |           |
               |  /\ n |         EV        |
          t  = |    \  |    -------------  | - 1
               |     \ |         P        |
               |      \|           |
               |_                  _|


                  EV
          TR = --------   - 1
                  P

       t = AVERAGE ANNUAL COMPOUND RETURN
       n = NUMBER OF YEARS
      EV = ENDING VALUE
       P = INITIAL INVESTMENT
      TR = TOTAL RETURN

                                     (B)                            (A)
  $1,000            EV AS OF        TOTAL          NUMBER OF       AVERAGE ANNUAL
INVESTED - P        31-Aug-96       RETURN - TR    YEARS - n       COMPOUND RETURN - I
--------------    --------------    ------------   ---------       -------------------
31-Aug-95           $1,110.70          11.07%              1             11.07%

31-Aug-91           $2,079.50         107.95%              5             15.77%

31-Aug-86           $1,881.60          88.16%             10              6.53%

(C)       GROWTH OF $10,000
(D)       GROWTH OF $50,000
(E)       GROWTH OF $100,000

FORMULA:  G= (TR+1)*P
          G= GROWTH OF INITIAL INVESTMENT
          P= INITIAL INVESTMENT
          TR= TOTAL RETURN SINCE INCEPTION

$10,000           TOTAL             (C)  GROWTH OF            (D)  GROWTH OF            (E)  GROWTH OF
INVESTED - P      RETURN - TR       $10,000 INVESTMENT - G    $50,000 INVESTMENT - G    $100,000 INVESTMENT - G
--------------    --------------    ----------------------    ----------------------    -----------------------
     26-Sep-79         379.99              $47,999                   $239,995                  $479,990

                   SCHEDULE OF COMPUTATION OF YIELD QUOTATION
                       DW HIGH YIELD SECURITIES - CLASS A
                           30 day Yield as of 8/31/96




                                   6
YIELD = 2{ [ ((a-b)/c * d) + 1] -1}



WHERE:     a = Dividends and interest earned during the period

           b = Expenses accrued for the period

           c = The average daily number of shares outstanding during the period that were entitled to receive dividends

           d = The maximum offering price per share on the last day of the period


                                                                    6
YIELD = 2{ [(( 4,857,942.32-271,602.56)/68,218,169.871*6.955)+1] -1}

     =    11.88%

                   SCHEDULE OF COMPUTATION OF YIELD QUOTATION
                       DW HIGH YIELD SECURITIES - CLASS D
                           30 day Yield as of 8/31/96




                                   6
YIELD = 2{ [ ((a-b)/c * d) + 1] -1}



WHERE:     a = Dividends and interest earned during the period

           b = Expenses accrued for the period

           c = The average daily number of shares outstanding during the period that were entitled to receive dividends

           d = The maximum offering price per share on the last day of the period


                                                                    6
YIELD = 2{ [(( 4,857,942.32-271,602.56)/68,218,169.871*6.655)+1] -1}

    =         12.43%